UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

____________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 20, 2013

LRAD Corporation

(Exact name of registrant as specified in its charter)

Delaware	000-24248	87-0361799
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

16990 Goldentop Road, Ste. A
San Diego, California 92127

(Address of Principal Executive Offices)

____________________

858-676-1112

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14.a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02	Results of Operations and Financial Condition.

The following information is furnished pursuant to Item 2.02, “Results of Operations and Financial Condition,” and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section. Such information, including Exhibit 99.1, shall not be incorporated by reference into any filing of LRAD Corporation (the “Company”), whether made before or after the date hereof, regardless of any general incorporation language in such filing.

On November 21, 2013, the Company issued a press release regarding its financial results for the fourth fiscal quarter and year ended September 30, 2013. A copy of the press release is furnished as Exhibit 99.1 hereto, and is incorporated by reference herein.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On November 20, 2013, the Compensation Committee of the Board of Directors of the Company voted to amend in its entirety the compensation provided to the Company’s non-employee directors to include (a) an annual cash retainer equal to $25,000, which will be paid in equal quarterly installments, (b) an initial grant of an option to purchase 30,000 shares of the Company’s common stock upon the director’s appointment to the Company’s Board of Directors and (c) an annual grant of an option to purchase 20,000 shares of the Company’s common stock at each annual meeting of stockholders of the Company at which the director is re-elected to the Board of Directors. The stock options will be granted at fair market value on the date of grant, will vest on the first anniversary of the grant date and will expire on the earlier of the 7th anniversary of the grant date and the 90th day following the date that the holder is no longer a director of the Company.

Item 5.08	Shareholder Director Nominations.

On November 20, 2013, the Board of Directors of the Company established March 26, 2014 as the date of the Company’s 2014 Annual Meeting of Stockholders (the “2014 Annual Meeting”). Qualified stockholder proposals (including a proposal made pursuant to SEC Rule 14a-8 and any notice on Schedule 14N) to be presented at the 2014 Annual Meeting and in the Company’s proxy statement and form of proxy relating to that meeting must be received by the Company at its principal executive offices in San Diego, California, addressed to its corporate secretary, not later than December 26, 2013. These proposals must comply with applicable Delaware law, the rules and regulations promulgated by the Securities and Exchange Commission and the procedures set forth in the Company’s Amended and Restated Bylaws.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

99.1	Financial Results Press Release, dated November 21, 2013, issued by LRAD Corporation

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: November 21, 2013

LRAD Corporation

By:	/s/ Katherine H. McDermott
Katherine H. McDermott
Chief Financial Officer